Exhibit 10.39

EXECUTION COPY

[ARCH COAL]

FOURTH AMENDMENT TO AMENDED AND

RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 13, 2011, is entered into among ARCH RECEIVABLE COMPANY, LLC (the “Seller”), ARCH COAL SALES COMPANY, INC. (the “Servicer”), the various financial institutions party to the Agreement (as defined below) as Conduit Purchasers (the “Conduit Purchasers”), as Related Committed Purchasers (the “Related Committed Purchasers”), as LC Participants (the “LC Participants”), and as Purchaser Agents (the “Purchaser Agents”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”; together with the Conduit Purchasers, the Related Committed Purchasers and the LC Participants, the “Purchasers”).

RECITALS

1.             The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of February 24, 2010 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.             Concurrently herewith, the Seller, the Servicer, ACI, the Administrator, Market Street and PNC are entering into that certain Third Amended and Restated Purchaser Group Fee Letter (the “Market Street Fee Letter”), dated as of the date hereof.

3.             Concurrently herewith, the Seller, the Servicer, ACI, Atlantic and Credit Agricole are entering into that certain Second Amended and Restated Purchaser Group Fee Letter (the “Atlantic Fee Letter”), dated as of the date hereof.

4.             The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.         Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.  As used in Section 3 below, the following defined terms have the respective meanings set forth below:

“Adjusted Pro Rata Share” means, with respect to any LC Participant at any time, a fraction, expressed as a percentage, (a) the numerator of which is the LC Funding Exposure of such LC Participant, and (b) the denominator of which is the LC Participation Amount.

“Exposure” means, with respect to any Purchaser Group at any time, an amount determined pursuant to the following formula:

EXP =  PRS x (AC + LCPA)

where:

AC                              =                                         the Aggregate Capital;

EXP                        =                                         the Exposure of such Purchaser Group;

LCPA               =                                         the LC Participation Amount; and

PRS                         =                                         such LC Participant’s Pro Rata Share.

“LC Funding Exposure” means, with respect to any LC Participant at any time, the lesser of (a) the LC Participation Amount and (b) an amount determined pursuant to the following formula, but not less than zero ($0):

LCFE = (PRS x LCPA) – {C – (PRS x AC)}

where:

AC                              =                                         the Aggregate Capital;

C                                       =                                         the aggregate Capital held by all Purchasers in such LC Participant’s Purchaser Group;

LCFE                =                                         the LC Funding Exposure of such LC Participant’s Purchaser Group;

LCPA               =                                         the LC Participation Amount; and

PRS                         =                                         such LC Participant’s Pro Rata Share.

“LC Reimbursement Purchase” means (a) any Purchase deemed requested by the Seller pursuant to Section 1.1(b) or 1.14(b) of the Agreement and (b) any amount required to be funded by an LC Participant to the LC Bank pursuant to Sections 1.2(e), 1.14(c) or 1.15(b) of the Agreement (including, without limitation, in respect of any participation advance under the Agreement).

“Market Street Funded Percentage” means a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Capital held by Market Street’s Purchaser Group, and (b) the denominator of which is the aggregate outstanding Capital held by all Purchaser Groups.

“Ordinary Purchase” means any Funded Purchase requested by the Seller in accordance with Section 1.2(a) of the Receivables Purchase Agreement.  For the avoidance of doubt, no LC Reimbursement Purchase shall constitute an “Ordinary Purchase”.

SECTION 2.         Amendments to the Agreement.  The Agreement is hereby amended as follows:

(a)           The definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Concentration Percentage” means: (a) for any Group A Obligor, 16%, (b) for any Group B Obligor, 16%, (c) for any Group C Obligor, 8% and (d) for any Group D Obligor, 4%.

(b)           Clauses (ii) and (iii) of the definition of “Excess Concentration” set forth in Exhibit I to the Agreement are hereby replaced in their entirety with the following:

(ii) [Reserved], plus (iii) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is an Eligible Foreign Obligor exceeds 20% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus

(c)           The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is amended by replacing the amount “$175,000,000” where it appears therein with the amount “$250,000,000”.

(d)           The definition of “Scheduled Commitment Termination Date” set forth in Exhibit I to the Agreement is amended by replacing the date “January 30, 2012” where it appears therein with the date “December 11, 2012”.

(e)           Schedule IV to the Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

SECTION 3.         Additional Amendments to the Agreement.  Notwithstanding the requirement set forth in the Agreement that all Purchases shall be made and funded by the Purchasers of the various Purchaser Groups ratably based on the aggregate Commitments of the Related Committed Purchasers in their respective Purchaser Groups or based upon the respective Pro Rata Shares of the LC Participants, the parties hereto agree that unless and until otherwise agreed to in writing by the parties hereto:

(a)           Each Ordinary Purchase to be made under the Agreement on or after the date hereof shall be made and funded entirely by the Purchasers in Market Street’s Purchaser Group, rather than any portion thereof being made and funded by the Purchasers in Atlantic’s Purchaser Group, until the Group Capital of Market Street’s Purchaser Group equals the Group Commitment of Market Street’s Purchaser Group.

(b)           Any Ordinary Purchase or portion thereof to be made under the Agreement at any time when the Group Capital of Market Street’s Purchaser Group equals the Group Commitment of Market Street’s Purchaser Group shall be made and funded by the Purchasers in Atlantic’s Purchaser Group, until the Group Capital of Atlantic’s Purchaser Group equals the Group Commitment of Atlantic’s Purchaser Group.

(c)           In the event that any LC Reimbursement Purchase is required to be made by the Purchasers under the Agreement, such LC Reimbursement Purchase shall be funded as follows:

(i)            if the Market Street Funded Percentage at such time exceeds the Ratable Share of Market Street’s Purchaser Group, such LC Reimbursement Purchase shall be funded entirely by the Purchasers in Atlantic’s Purchaser Group, rather than by the Purchasers in Market Street’s Purchaser Group, until the Market Street Funded Percentage equals the Ratable Share of Market Street’s Purchaser Group; and

(ii)           if the Market Street Funded Percentage at such time equals the Ratable Share of Market Street’s Purchaser Group, such LC Reimbursement Purchase or portion thereof shall be funded by Market Street’s and Atlantic’s respective Purchaser Groups ratably in accordance with the terms of the Agreement based on the aggregate Commitments of the Related Committed Purchasers in their respective Purchaser Groups or based upon the respective Pro Rata Shares of the LC Participants, as the case may be.

(d)           Each reference to the term “Pro Rata Share” in clause (i)(B) of the last sentence of the first paragraph of Section 1.1(a) of the Agreement shall be deemed to be a reference to the term “Adjusted Pro Rata Share” as defined in this Amendment.  In addition and notwithstanding Section 1.14(a) of the Agreement, at any time of determination, each LC Participant’s participation in each Letter of Credit and each drawing thereunder shall be an amount equal to such LC Participant’s Adjusted Pro Rata Share at such time of the face amount of such Letter of Credit and the amount of such drawing, respectively.

(e)           For the avoidance of doubt, the references to “Pro Rata Share” in Section 4.14 of the Agreement shall remain references to “Pro Rata Share” and are not amended or otherwise modified hereby.

(f)            For the avoidance of doubt, (i) the foregoing shall not be construed to require any Purchaser to make or fund any Purchase unless all the conditions precedent therefor set forth in the Agreement have been satisfied and (ii) no Purchaser shall be required to make or fund any Purchase or portion thereof that would cause (x) such Purchaser’s aggregate outstanding Capital to exceed its Commitment or (y) the Exposure of such Purchaser’s Purchaser Group to exceed the Group Commitment of such Purchaser Group.

(g)           The last sentence of Section 1.2(g) of the Agreement is hereby replaced in its entirety with the following:

Notwithstanding anything in this paragraph (g) to the contrary and for the avoidance of doubt, each Related Committed Purchaser’s and LC Participant’s obligation to make a Purchase or payment with respect to any drawing shall be subject in all respects to the limitations set forth in the last sentence of the first paragraph of Section 1.1(a).

SECTION 4.         Non-Ratable Repayment of Atlantic’s Capital; Funded Purchase by Market Street.

(a)           As of the date hereof and prior to giving effect to this Amendment, Atlantic’s aggregate outstanding Capital is $20,371,429 (the “Atlantic Capital”), and all the Capital being funded by the Purchasers in Atlantic’s Purchaser Group is being funded by Atlantic.

(b)           The Seller shall repay the Atlantic Capital in full on the date hereof.  The Seller hereby requests that the Purchasers in Market Street’s Purchaser Group make a Funded Purchase on the date hereof in an amount equal to the Atlantic Capital (such Funded Purchase, the “Market Street Funded Purchase”).  For administrative convenience, the Seller hereby requests that the Purchasers in Market Street’s Purchaser Group fund the Market Street Funded Purchase by wire transfer in immediately available funds to Atlantic’s account specified below, and the amount so transferred at the Seller’s direction shall be applied as a repayment by the Seller of the Atlantic Capital.  Atlantic’s account for such purpose is the following:

Bank:	Credit Agricole CIB NY Branch
ABA:	026008073
Account #:	01-25680-0001-00-001
Account Name:	Atlantic Asset Securitization LLC
Attention:	Samuel Klein
Reference:	Arch Receivables Company, LLC

(c)           All unpaid Discount and Fees that accrued prior to the date hereof on or with respect to the Atlantic Capital shall be paid on the Monthly Settlement Date first occurring after the date hereof in accordance with the terms of the Agreement and the other Transaction Documents.

(d)           After giving effect to the foregoing repayment of the Atlantic Capital and funding of the Market Street Funded Purchase:

(i)            the Aggregate Capital shall be $71,300,000;

(ii)           the aggregate outstanding Capital funded by Market Street shall be $71,300,000;

(iii)          the aggregate outstanding Capital funded by the Purchasers in Atlantic’s Purchaser Group shall be zero ($0);

(iv)          the LC Participation Amount shall be $95,184,177;

(v)           the LC Funding Exposure of the LC Participant in Market Street’s Purchaser Group shall be $38,579,557;

(vi)          the LC Funding Exposure of the LC Participant in Atlantic’s Purchaser Group shall be $56,604,620;

(vii)         the Adjusted Pro Rata Share of the LC Participant in Market Street’s Purchaser Group shall be 40.53%;

(viii)        the Adjusted Pro Rata Share of the LC Participant in Atlantic’s Purchaser Group shall be 59.47%;

(ix)          the Exposure of Market Street’s Purchaser Group shall be $109,879,557; and

(x)           the Exposure of Atlantic’s Purchaser Group shall be $56,604,620.

(e)           Notwithstanding the foregoing, and for the avoidance of doubt, no Purchaser in Market Street’s Purchaser Group shall be required to make or fund the Market Street Funded Purchase unless all the conditions precedent to the making of Funded Purchases set forth in the Agreement (including, without limitation, those set forth in Section 2 of Exhibit II to the Agreement) have been satisfied; provided, however, that the parties hereto agree that this Amendment shall constitute a Purchase Notice pursuant to Section 1.2(a) of the Agreement notwithstanding that such Purchase Notice is not being delivered in the form of Annex B to the Agreement and hereby waive the two Business Day notice period set forth in such section solely with respect to the Market Street Funded Purchase.

SECTION 5.         Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a)           Representations and Warranties.  The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)           Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)           No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 6.         Effect of Amendment; Ratification.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction

Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect, in each case referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as specifically set forth herein.  The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 7.         Effectiveness.  This Amendment shall become effective as of the date hereof, upon receipt by the Administrator of duly executed counterparts of each of (a) this Amendment, (b) the Market Street Fee Letter and (c) the Atlantic Fee Letter.

SECTION 8.         Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

SECTION 10.       Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 11.       Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 12.       Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ARCH RECEIVABLE COMPANY, LLC, as Seller

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President and Treasurer

ARCH COAL SALES COMPANY, INC., as Servicer

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President and Treasurer

Fourth Amendment to A&R RPA
(Arch Coal)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

Fourth Amendment to A&R RPA
(Arch Coal)

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ Dale Stein
Name:	Dale Stein
Title:	Senior Vice President

Fourth Amendment to A&R RPA
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MARKET STREET FUNDING LLC,
as a Conduit Purchaser and as a Related Committed Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

Fourth Amendment to A&R RPA
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ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Purchaser

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

Fourth Amendment to A&R RPA
(Arch Coal)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Related Committed Purchaser and as a Purchaser Agent

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

Fourth Amendment to A&R RPA
(Arch Coal)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as an LC Participant

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

Fourth Amendment to A&R RPA
(Arch Coal)

ACKNOWLEDGED AND AGREED:

ARCH COAL, INC.

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Treasurer

Fourth Amendment to A&R RPA
(Arch Coal)